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                          SUPPLEMENT TO THE PROSPECTUS

                  WARBURG PINCUS WORLDPERKS MONEY MARKET FUND
              WARBURG PINCUS WORLDPERKS TAX FREE MONEY MARKET FUND

The following supersedes contrary information in the section in the funds' Prospectus entitled "Other Information -- About the Distributor".

Effective January 3, 2000, Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, became the funds' distributor, and is responsible for making the funds available to you.

Credit Suisse Asset Management Securities, Inc. (CSAMSI) provides certain shareholder and other services related to the sale of the funds' shares and for payments related to the funds' participation in the Northwest Airlines WorldPerks program for which it is paid the distribution and service (12b-1) fee described in the Prospectus.

Dated: January 7, 2000                                            FFNWF-16-0100A